SUMMARY PROSPECTUS Third Avenue Value Portfolio April 30, 2024 Third Avenue Value Portfolio

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective

Third Avenue Value Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Third Avenue Value Portfolio (the “Portfolio”) through a separate account (“Account”) of an insurance company (“Participating Insurance Company”) that issues variable annuity contracts or variable life insurance policies (“Contracts”). The insurance company contract through which you invest may have other additional fees and expenses. If such fees and expenses were reflected, the figures in the table would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the net asset value of your investment):
Management (Advisory) Fee	0.90%
Other Expenses	0.47%
Total Annual Portfolio Operating Expenses (as a percentage of net assets)[1]	1.37%
Fee Deferred/Expenses Reimbursed[1]	(0.07)%
Net Annual Portfolio Operating Expenses[1]	1.30%

[1]

The Portfolio’s investment adviser, Third Avenue Management LLC (the “Adviser” or “Third Avenue”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Net Annual Portfolio Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.30% of the average daily net assets of the Portfolio, subject to later reimbursement by the Portfolio in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Portfolio Operating Expenses to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. The Expense Limitation Agreement can only be amended by agreement of the Portfolio’s investment adviser and Independent board members to lower Net Annual Portfolio Operating Expenses and will terminate automatically in the event of termination of the Investment Management Agreement by one of the parties, effective upon the effectiveness of such termination.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example does not reflect separate account charges. If these charges were included, overall expenses would be higher. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same giving effect to the Expense Limitation Agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10

$132	$427	$743	$1,640

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its objective mainly by acquiring common stocks of companies that the Adviser believes have a high probability of growing net asset value and a low probability of financial impairment. Adhering to this strict value discipline, the Portfolio generally will be concentrated in the Adviser’s highest conviction investment ideas (or investments that the Adviser believes to have the highest probability of above average returns) and will typically hold 20-40 positions. The Adviser seeks investments whose market prices are low in relation to what it believes is their intrinsic value and/or whose total return potential is considered to be high. The Adviser believes this both lowers investment risk and increases capital appreciation and total return potential. Accordingly, the Adviser seeks to identify investment opportunities through intensive research of individual companies and, generally, does not focus solely on stock market conditions and other macro factors. For these reasons, the Adviser may seek investments in the equity securities and senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities, often referred to as “junk”, that may be in default and may have any or no credit rating) of companies in industries that are believed to be undervalued or temporarily depressed. The Portfolio also invests in both domestic and foreign securities.

Third Avenue follows a strategy of long-term investing. The Adviser will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value or when it believes that the market value of an investment is overpriced relative to its intrinsic value.

Temporary Defensive Positions. In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold a larger than normal portion of its assets in U.S. Government securities, money market funds, cash, exchange-traded funds, cash equivalents, or short-term investments. The Adviser will determine when market conditions warrant temporary defensive measures with respect to the Portfolio. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Portfolio will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Portfolio is not limited to investing in stocks, the Portfolio may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Portfolio’s disciplined and deliberate investing approach, there may be times when the Portfolio will have a significant cash position. A substantial cash position can adversely impact Portfolio performance in certain market conditions and may make it more difficult for the Portfolio to achieve its investment objective.

Small- and Mid-Cap Risk. The Portfolio may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Portfolio can purchase and sell these securities and, thus, the value of the Portfolio’s shares.

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies associated with the production of those commodities to decline.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Currency Risk. The Portfolio’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Portfolio may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Portfolio’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Portfolio’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

German Securities Risk. The Portfolio’s investments in German issuers subjects the Portfolio to legal, regulatory, political, currency, security, and economic risks specific to Germany. Germany has an industrial and export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the United Kingdom (the “U.K.”), France, Italy and other European countries. Germany is dependent on the economies of these other countries, and a decline in the price or demand for German exports may have an adverse impact on its economy.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Portfolio redemption requests, including requests from Participating Insurance Companies who may own a significant percentage of the Portfolio’s shares, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

High-Yield Risk. The Portfolio’s investments in high-yield debt securities (commonly known as “junk bonds”) may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as issuers of securities with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Portfolio’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Portfolio of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Portfolio, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Portfolio, and such participation may subject the Portfolio to additional duties, liabilities and trading restrictions in a particular investment.

Focused Investing Risk. Although the Portfolio is classified as a diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), the Portfolio’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Portfolio does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the 1940 Act, so long as any such discrepancy existing immediately after the Portfolio’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Portfolio from time to time may be considered “non-diversified” by the 1940 Act despite its classification as a diversified investment company.

Performance

The following bar chart and table provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance from year to year for the past 10 years. The table compares the Portfolio’s average annual total returns to broad measure of market performance. These figures do not reflect charges assessed at the contract or separate account level. If any such charges were included, returns would be lower. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Years

During the period shown in the above bar chart, the highest return for a quarter was 27.36% (quarter ended December 31, 2020) and the lowest return for a quarter was (40.25%) (quarter ended March 31, 2020).

Average Annual Total Returns for the periods ending 12/31/23	One Year	Five Years	Ten Years	Since Inception (9/21/1999)
Third Avenue Value Portfolio	20.81%	13.45%	6.14%	8.18%
MSCI World Index (reflects no deductions for fees, expenses or taxes)[1]	24.42%	13.37%	9.18%	8.40%

[1]	An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Investment Adviser

Third Avenue Management LLC serves as the Portfolio’s investment adviser.

Portfolio Manager

Matthew Fine, CFA, Portfolio Manager since September 2017.

Tax Information

You should consult the Account prospectus for specific information regarding the federal tax consequences of buying and holding a Contract and of investing in the Portfolio through an Account. The Statement of Additional Information for the Portfolio provides more specific information regarding the tax treatment of the Portfolio and of a Participating Insurance Company with respect to its ownership of shares of the Portfolio.

Potential Conflicts of Interest — Financial Intermediary Compensation

Payments to Participating Insurance Companies and Financial Intermediaries.

The Portfolio and the Adviser and its affiliates may pay Participating Insurance Companies, or their affiliates, for services related to investments in Portfolio shares. Participating Insurance Companies, or their affiliates, may similarly pay broker-dealers or other financial intermediaries that sell Contracts. When received by a Participating Insurance Company, such payments may be a factor that the Participating Insurance Company considers in including the Portfolio as an investment option in its Contract. The prospectus or other disclosure document for the Contracts may contain additional information about these payments. When received by a financial intermediary, such payments may create a conflict of interest by influencing the financial intermediary and salesperson to recommend the Portfolio over other mutual funds available as investment options under a Contract. Ask the salesperson or visit the financial intermediary’s website for more information.

SUMMARY PROSPECTUS Third Avenue Value Portfolio April 30, 2024 Third Avenue Value Portfolio

Before you invest, please review the Fund’s Statutory Prospectus, dated April 30, 2024, and the Statement of Additional Information, dated April 30, 2024. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.thirdave.com. You can also get this information at no cost by calling 1-800-443-1021 or by contacting your financial intermediary.

www.thirdave.com

FOR MORE INFORMATION

More information on the Portfolio is available free upon request, including the following:

●	Shareholder Reports — Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to Shareholders. The Portfolio’s Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

●	Statement of Additional Information (SAI) — The SAI provides more detailed information about the Portfolio, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the Portfolio’s SAI and Shareholder Reports without charge, upon request, and otherwise make inquiries to the Portfolio by writing or calling the Portfolio at 675 Third Avenue, Suite 2900-05, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

Reports and other information about the Portfolio may be obtained, upon payment of a duplicating fee, by electronic request at the email address publicinfo@sec.gov. Reports and other information about the Portfolio are also available on the SEC’s website at http://www.sec.gov.

The Trust’s SEC file number is 811-09395.

Third Avenue Funds
675 Third Avenue, Suite 2900-05 | New York, NY 10017 | Phone (212) 888-5222 | Toll Free (800) 443-1021 | www.thirdave.com